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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): March 4, 1999



                             FRUIT OF THE LOOM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        1-8941                                            36-3361804
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(Commission File Number)                    (I.R.S. Employer Identification No.)


5000 SEARS TOWER, 233 SOUTH WACKER DRIVE,
           CHICAGO, ILLINOIS                                        60606
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (312) 876-1724
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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NYFS03...:\16\46916\0003\2001\FRM2259R.000

Item 5.     Other Events

            The information set forth in the press release issued by Fruit of the Loom, Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.

            As a result of the completed reorganization transaction, Fruit of the Loom, Ltd., a Cayman Islands company, will become the successor corporation to its subsidiary, Fruit of the Loom, Inc., a Delaware corporation, under the Securities Exchange Act of 1934, as amended, with respect to its common stock, and will succeed to Fruit of the Loom, Inc.'s reporting obligations thereunder.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits

            (c)   Exhibits

            99.1  Press release of Fruit of the Loom, Inc. dated March 4, 1999.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Fruit of the Loom, Inc.

                             By: /s/ G. William Newton
                                 -----------------------------------------
                                 G. William Newton
                                 Senior Vice President- Finance
                                 and Acting Chief Financial Officer

Date: March 4, 1999










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                                  EXHIBIT INDEX


Item No.
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 99.1             Press release of Fruit of the Loom, Inc. dated March 4, 1999.
















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